UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

CIFC CORP.

(Exact name of Registrant as specified in its governing document)

Delaware (State or other jurisdiction of incorporation)	001-32551 (Commission File Number)	20-2008622 (I.R.S. Employer Identification No.)

250 Park Avenue, 4th Floor New York, NY (Address of principal executive offices)	10177 (Zip Code)

(212) 624-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 31, 2015, pursuant to the Agreement and Plan of Merger, dated November 11, 2015 (the “Merger Agreement”), by and among CIFC LLC, a Delaware limited liability company (“CIFC LLC”), CIFC Corp., a Delaware corporation (the “Company”), and CIFC Merger Corp., a Delaware corporation and wholly-owned subsidiary of CIFC LLC (“Merger Corp.”), Merger Corp. merged with and into the Company with the Company as the surviving entity (the “Merger”). See Item 2.01 (Completion of Acquisition or Disposition of Assets) below for more information on the Merger. Entry into the Merger Agreement was previously announced by the Company in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed with the U.S. Securities and Exchange Commission (“SEC”), and stockholder approval of the Merger was previously announced by the Company in its Current Report on Form 8-K filed with the SEC on December 17, 2015. This Current Report on Form 8-K (the “Form 8-K”) is being filed for the purpose of establishing CIFC LLC as the successor issuer with respect to the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters, including the consummation of the Merger and the entry into the March 2010 Notes Supplemental Indenture and the October 2010 Notes Supplemental Indenture (each as defined below). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares representing limited liability interests in CIFC LLC, as the successor issuer to the Company, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 31, 2015, the Company became a wholly-owned subsidiary of CIFC LLC as a result of the Merger, and each of the First Supplemental Indenture, dated as of December 31, 2015 (the “March 2010 Notes Supplemental Indenture”), among the Company, CIFC LLC, CIFC Holdings II LLC, a Delaware limited liability company (“CIFC Holdings II”), and CIFC Holdings III LLC, a Delaware limited liability company, as guarantors (together with CIFC LLC and CIFC Holdings II, the “Guarantors”), and U.S. Bank National Association, as trustee (the “Trustee”), to the Junior Subordinated Indenture dated March 4, 2010 (the “March 2010 Notes Base Indenture”), between the Company and the Trustee, and the First Supplemental Indenture, dated as of December 31, 2015 (the “October 2010 Notes Supplemental Indenture”), among the Company, the Guarantors and the Trustee, to the Junior Subordinated Indenture dated October 20, 2010 (the “October 2010 Notes Base Indenture”), between the Company and the Trustee, were entered into. Pursuant to the March 2010 Supplemental Notes Indenture, the Guarantors will unconditionally guarantee, on a junior subordinated basis, all of the Company’s obligations under the Company’s $95.0 million aggregate principal amount of Junior Subordinated Notes due 2035 (the “March 2010 Notes”) issued under the March 2010 Notes Base Indenture, and pursuant to the October 2010 Notes Supplemental Indenture, the Guarantors will unconditionally guarantee, on a junior subordinated basis, all of the Company’s obligations under the Company’s $25.0 million aggregate principal amount of Junior Subordinated Notes due 2035 (the “October 2010 Notes”) issued under the October 2010 Notes Base Indenture.

The foregoing description of the March 2010 Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the March 2010 Notes Supplemental Indenture, which is attached as Exhibit 4.1 hereto and incorporated by reference herein. The foregoing description of the October 2010 Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the October 2010 Notes Supplemental Indenture, which is attached as Exhibit 4.2 hereto and incorporated by reference herein.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On December 31, 2015, the Company completed the Merger and, in accordance with the Merger Agreement, Merger Corp. merged with and into the Company, with the Company continuing as the surviving entity and as a wholly-owned subsidiary of CIFC LLC. Consequently, CIFC LLC replaced the Company as the publicly traded company. Pursuant to the Merger Agreement, each share of the Company’s Common Stock issued and outstanding immediately prior to the Merger was converted on a one-for-one basis into the right to receive one issued and outstanding share representing a limited liability company interest in CIFC LLC (the “LLC Shares”), having substantially similar rights and privileges as the Common Stock being converted. The Merger Agreement was adopted by the Company’s stockholders at a special meeting of the stockholders held on December 16, 2015.

The conversion of Common Stock in connection with the Merger occurred without an exchange of stock certificates. Accordingly, stock certificates previously representing shares of Common Stock represent the same number of LLC Shares after the Merger. The limited liability company interests of CIFC LLC outstanding immediately prior to the Merger were cancelled.

On December 31, 2015, immediately prior to the consummation of the Merger, CIFC LLC adopted an amended and restated limited liability company agreement (the “LLC Agreement”). In general, the LLC Agreement was drafted to include substantially similar terms, conditions and procedures as were contained in the Company’s certificate of incorporation and the Company’s bylaws that were in effect immediately prior to the Merger and to provide holders of shares of CIFC LLC with rights substantially similar to the rights provided to them by the General Corporation Law of the State of Delaware (the “DGCL”), the Company’s certificate of incorporation and the Company’s bylaws that were in effect immediately prior to the Merger. However, due to certain differences between the Delaware Limited Liability Company Act and the DGCL, certain corporate stockholder rights cannot be replicated in their entirety in the LLC Agreement, as described in “Comparison of Rights of Stockholders of CIFC Corp. and Shareholders of CIFC LLC” of CIFC LLC’s proxy statement/prospectus that was included in the Registration Statement on Form S-4, originally filed by CIFC LLC with the SEC on August 17, 2015 (SEC File No. 333-206441), which description is incorporated herein by reference.

Immediately after the Merger, CIFC LLC is managed by a board of directors with the same directors, and has the same officers and management personnel, as that of the Company prior to the Merger.

Immediately prior to the consummation of the Merger, the board of directors of CIFC LLC formed the same board committees with identical members and substantially similar governing charters as those of the Company immediately prior to the Merger. The board of directors also adopted governance policies that are substantially similar to the corresponding policies governing the Company immediately prior to the Merger.

As a result of the Merger, CIFC LLC became the successor issuer to the Company with respect to the Company’s Common Stock pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 12g-3(a) of the Exchange Act.

In connection with the consummation of the Merger, the LLC Shares have been approved for listing on the Nasdaq Stock Market and commenced trading on January 4, 2016 under the trading symbol “CIFC” and with CUSIP “12547R105.”

Pursuant to the Merger Agreement and the LLC Agreement, CIFC LLC assumed all obligations of the Company under the Company’s 2011 Stock Option and Incentive Plan (the “Stock Incentive Plan”). In accordance with Rule 414 under the Securities Act, following the filing of this Form 8-K, CIFC LLC will also file a post-effective amendment to the Company’s registration statements on Form S-8 (File Nos. 333-200865, 333-182129 and 333-176948) (the “Form S-8 Registration Statement”) to adopt said Form S-8 Registration Statement pursuant to Rule 414. The Common Stock that was issuable under the Stock Incentive Plan was automatically converted on a one-for-one basis into LLC Shares, with the same terms and conditions as each equity award had prior to the Merger, except that the shares issuable under each such award are now LLC Shares.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and which is attached as Exhibit 2.1 hereto and incorporated by reference herein.

The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is attached as Exhibit 3.1 hereto and which is incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the March 2010 Notes Supplemental Indenture and the October 2010 Notes Supplemental Indenture under Item 1.01 are incorporated herein by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the Company notified the Nasdaq Stock Market that each share of Company Common Stock issued and outstanding immediately prior to the Merger would be converted on a one-for-one basis into the right to receive one issued and outstanding LLC Share. The Company requested that the Nasdaq Stock Market (i) suspend trading in the Company Common Stock as of the open of business on January 4, 2016 and (ii) file with the SEC an application on Form 25 to report that the Company Common Stock is no longer listed on the Nasdaq Stock Exchange. On January 4, 2016, (i) the Nasdaq Stock Market has suspended trading of the Company Common Stock prior to the open of business, and (ii) LLC Shares have commenced trading on the Nasdaq Stock Market under the symbol “CIFC.” The Company intends to file with the SEC Form 15 under the Exchange Act, requesting the deregistration of the Company Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Company’s Common Stock.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information that is required by this Item 3.03 is included in Item 2.01 and is incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2015, the Company and Oliver Wriedt and Stephen J. Vaccaro agreed to an amended and restated time-based restricted stock unit award agreement relating to the 300,000 restricted stock units granted to each such executive on June 13, 2014.  As the result of the amendment and restatement, the vesting schedule for tranches 3, 4 and 5 of each such award was amended to cliff vest on March 31, 2017, March 31, 2018 and March 31, 2019, respectively, subject to the executive’s continued employment with the Company or a subsidiary on the applicable vesting date.  Prior to the amendment and restatement, tranches 3, 4 and 5 of each such award were scheduled to vest 20% on December 31 of the year to which it relates and quarterly thereafter for the next four years (with tranche 3 relating to 2016, tranche 4 relating to 2017 and tranche 5 relating to 2018).  Following a “Sale Event” (as defined in the award agreements), the awards now provide that each of Messrs. Wriedt and Vaccaro are entitled to accelerated vesting of their unvested restricted stock units upon any termination of employment (other than a termination for cause) that occurs on or after the later of January 2, 2018 and the 18 month anniversary of such Sale Event.  The impact of a termination of employment on the awards was otherwise not impacted by the amendment and restatement.  The vesting schedule for tranches 1 and 2 of each such award was not revised.  Each tranche covers 60,000 restricted stock units.  If a Sale Event involves a purchaser or its ultimate parent that is privately held or publicly traded with limited liquidity and the restricted stock units are not terminated and cashed out in connection with such Sale Event, then each unvested restricted stock unit as of such Sale Event will be converted into a right to receive, upon settlement, a cash amount equal to the per share consideration received in such Sale Event (with such cash amount to be held in an irrevocable “rabbi trust” until payment is due).

In addition, on December 31, 2015, the Company and each of Messrs. Wriedt and Vaccaro agreed to an amended and restated performance-based restricted stock unit award agreement relating to 375,000 restricted stock units originally granted or promised to be granted to the executives on June 13, 2014.  As the result of the amendment and restatement, the Company memorialized the 2015 restricted stock units granted to each such executive and awarded each such executive the 2016-2018 restricted stock units promised by the Company under the terms of the original award agreements.  The Compensation Committee determined that 56,250 of the 75,000 restricted stock units relating to 2015 performance were earned, and will vest on March 31, 2016, subject to the executive’s continued employment with the Company or a subsidiary on such date.  The remaining restricted stock units relating to 2015 performance were forfeited.  The 2016-2018 restricted stock units (covering 75,000 restricted stock units for each such year) will be earned based on performance goals that will be established in the future.  The restricted stock units earned for any such year will vest on March 31 of the immediately following calendar year, subject to the executive’s continued employment from the grant date to such vesting date.  The earned 2014 restricted stock units (56,250 restricted stock units) will vest on December 31, 2016, subject to the executive’s continued employment on such vesting date.  In the event of a termination due to death or disability, accelerated vesting (assuming achievement of all performance goals) will be provided with respect to the then in progress and immediately following performance periods.  In the event of a termination of employment without “cause” or for “good reason” (as such terms are defined in the award agreements), in each case, after June 30 of a performance period, accelerated vesting will be provided (assuming achievement of all performance goals) for that performance period, provided that if such termination is within 6 months before, or at any time after, a “Sale Event” (as defined in the award agreement), then full vesting of any unvested restricted stock units is provided.  In addition, following a Sale Event, any unvested restricted stock units will be converted to only time-based vesting awards and each of Messrs. Wriedt and Vaccaro are entitled to accelerated vesting of their unvested restricted stock units upon any termination of employment (other than a termination for cause) that occurs on or after the later of January 2, 2018 and the 18 month anniversary of such Sale Event.  If a Sale Event involves a purchaser or its ultimate parent that is privately held or publicly traded with limited liquidity and the restricted stock units are not terminated and cashed out in connection with such Sale Event, then each unvested restricted stock unit as of such Sale Event will be converted into a right to receive, upon settlement, a cash amount equal to the per share consideration received in such Sale Event (with such cash amount to be held in an irrevocable “rabbi trust” until payment is due).

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the amended and restated restricted stock unit award agreements, which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation

Effective December 31, 2015, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Merger.

A copy of the Restated Certificate is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective December 31, 2015, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Merger.

A copy of the Restated Bylaws is filed herewith as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of November 11, 2015, by and among CIFC Corp., CIFC LLC and CIFC Merger Corp. (filed as Exhibit 2.1. to CIFC Corp.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and incorporated by reference herein).

3.1

Amended and Restated Limited Liability Company Agreement of CIFC LLC, dated December 31, 2015 (filed as Exhibit 3.1 to CIFC LLC’s Current Report on Form 8-K filed with the SEC on January 5, 2016 and incorporated by reference herein).

3.2	CIFC Corp. Amended and Restated Certificate of Incorporation.

3.3	CIFC Corp. Amended and Restated Bylaws.

4.1

First Supplemental Indenture, dated as of December 31, 2015, to Junior Subordinated Indenture dated March 4, 2010, among CIFC Corp., CIFC LLC, CIFC Holdings II LLC, CIFC Holdings III LLC and U.S. Bank National Association (filed as Exhibit 4.1 to CIFC LLC’s Current Report on Form 8-K filed with the SEC on January 5, 2016 and incorporated by reference herein).

4.2

First Supplemental Indenture, dated as of December 31, 2015, to Junior Subordinated Indenture dated October 20, 2010, among CIFC Corp., CIFC LLC, CIFC Holdings II LLC, CIFC Holdings III LLC and U.S. Bank National Association (filed as Exhibit 4.2 to CIFC LLC’s Current Report on Form 8-K filed with the SEC on January 5, 2016 and incorporated by reference herein).

10.1	Amended and Restated Restricted Stock Unit Award Agreement, dated December 31, 2015, between CIFC Corp. and Oliver Wriedt.

10.2	Amended and Restated Restricted Stock Unit Award Agreement, dated December 31, 2015, between CIFC Corp. and Stephen Vaccaro.

10.3	Amended and Restated Restricted Stock Unit Award Agreement, dated December 31, 2015, between CIFC Corp. and Oliver Wriedt.

10.4	Amended and Restated Restricted Stock Unit Award Agreement, dated December 31, 2015, between CIFC Corp. and Stephen Vaccaro.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2016	CIFC Corp.

	By:	/s/ Julian Weldon
	Name:	Julian Weldon
	Title:	General Counsel